INTANGIBLE ASSETS, NET (Details 1)	Dec. 31, 2016 USD ($)
Finite-Lived Intangible Assets [Line Items]
2017	$ 344,306
2018	342,322
2019	342,322
2020	342,322
2021	342,322
2022 and thereafter	2,096,255
Finite-Lived Intangible Assets, Net, Total	$ 3,809,849